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EXHIBIT 99

To the Securities and Exchange Commission:

Arthur Andersen LLP, our independent public accountants, has represented to us that their audit of the consolidated financial statements of CILCORP Inc. and subsidiaries, incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, was subject to Arthur Andersen's quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards; and that there was appropriate continuity of Arthur Andersen personnel working on the audit, availability of national office consultation, and availability of personnel at foreign affiliates of Arthur Andersen to conduct the relevant portions of the audit.

                                             R. J. Sprowls
                                             Vice President

                                             T. S. Romanowski
                                             Chief Financial Officer
                                             And Treasurer


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EXHIBIT 99

To the Securities and Exchange Commission:

Arthur Andersen LLP, our independent public accountants, has represented to us that their audit of the consolidated financial statements of Central Illinois Light Company and subsidiaries, incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, was subject to Arthur Andersen's quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards; and that there was appropriate continuity of Arthur Andersen personnel working on the audit, availability of national office consultation, and availability of personnel at foreign affiliates of Arthur Andersen to conduct the relevant portions of the audit.

                                             R. J. Sprowls
                                             President

                                             T. S. Romanowski
                                             Chief Financial Officer
                                             And Treasurer